Exhibit 99.1

NEWS

MSC INDUSTRIAL SUPPLY CO. ANNOUNCES RESIGNATION OF DAVE WRIGHT, SENIOR VICE PRESIDENT OF SALES & CUSTOMER SUCCESS

MELVILLE, NY and DAVIDSON, NC, December 13, 2018 - MSC INDUSTRIAL SUPPLY CO. (NYSE: MSM), a premier distributor of Metalworking and Maintenance, Repair and Operations (MRO) products and services to industrial customers throughout North America, today announced that Dave Wright, Senior Vice President of Sales & Customer Success, has resigned to pursue another opportunity. The company has launched a search for a successor.

“We appreciate Dave’s leadership and many contributions during his tenure with MSC, and we wish him the very best,” said Erik Gershwind, president and chief executive officer of MSC. “We are encouraged by the progress that we are making in our sales transformation to strengthen our sales model and enhance our customers’ experience.”

Gershwind added, “We will report fiscal first quarter earnings on January 9, and we expect our first quarter average daily sales growth to come in slightly above the midpoint of the range of guidance, reflecting continued momentum as our sales transformation takes hold.”

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Media Contact:	Investor Contact:
Paul Mason	John G. Chironna
MSC Industrial Supply Co.	MSC Industrial Supply Co.
(704) 987-5313	(704) 987-5231
paul.mason@mscdirect.com	chironnj@mscdirect.com

About MSC Industrial Supply Co. MSC Industrial Supply Co. (NYSE:MSM) is a leading North American distributor of metalworking and maintenance, repair, and operations (MRO) products and services. We help our customers drive greater productivity, profitability and growth with more than 1 million products, inventory management and other supply chain solutions, and deep expertise from over 75 years of working with customers across industries.

Our experienced team of more than 6,500 associates is dedicated to working side by side with our customers to help drive results for their businesses - from keeping operations running efficiently today to continuously rethinking, retooling, and optimizing for a more productive tomorrow.

For more information on MSC, please visit mscdirect.com.

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Note Regarding Forward-Looking Statements:

Statements in this Press Release may constitute "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including statements about expected future results and expected benefits from the transformation of our sales model, are forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The inclusion of any statement in this release does not constitute an admission by MSC or any other person that the events or circumstances described in such statement are material. Factors that could cause actual results to differ materially from those in forward-looking statements include: general economic conditions in the markets in which we operate, changing customer and product mixes, competition, including the adoption by competitors of aggressive pricing strategies and sales methods, industry consolidation, volatility in commodity and energy prices, the outcome of government or regulatory proceedings or future litigation, credit risk of our customers, risk of cancellation or rescheduling of orders, work stoppages or other business interruptions (including those due to extreme weather conditions) at transportation centers, shipping ports, our headquarters or our customer fulfillment centers, dependence on our information systems and the risk of business disruptions arising from changes to our information systems, disruptions due to computer system or network failures, computer viruses, physical or electronics break-ins and cyber-attacks, retention of key personnel, the loss of key suppliers or supply chain disruptions, risks associated with changes to trade policies, failure to comply with applicable environmental, health and safety laws and regulations, goodwill and intangible assets recorded as a result of our acquisitions could be impaired, risks associated with the integration of acquired businesses or other strategic transactions, and financial restrictions on outstanding borrowings. Additional

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information concerning these and other risks is described under "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the reports on Forms 10-K and 10-Q that we file with the U.S. Securities and Exchange Commission. We assume no obligation to update any of these forward-looking statements.